      As filed with the Securities and Exchange Commission on July 26, 2006

                                                     Registration No. 333-133215

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                 AMENDMENT NO. 3
                                       TO
                                    FORM SB-2

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                   ----------

                          HANDHELD ENTERTAINMENT, INC.
                 (Name of Small Business Issuer in Its Charter)

            DELAWARE                          5064                    98-0430675
(State or Other Jurisdiction of   (Primary Standard Industrial     (I.R.S. Employer
 Incorporation or Organization)    Classification Code Number)   Identification No.)

                          539 BRYANT STREET, SUITE 403
                         SAN FRANCISCO, CALIFORNIA 94107
          (Address and Telephone Number of Principal Executive Offices)
                     (Address of Principal Place of Business
                    or Intended Principal Place of Business)

                                   ----------

                                  JEFF OSCODAR
                             CHIEF EXECUTIVE OFFICER
                          HANDHELD ENTERTAINMENT, INC.
                          539 BRYANT STREET, SUITE 403
                         SAN FRANCISCO, CALIFORNIA 94107
                                 (415) 495-6470
            (Name, Address and Telephone Number of Agent for Service)

                                    COPY TO:

                             HARVEY J. KESNER, ESQ.
                 OLSHAN GRUNDMAN FROME ROSENZWEIG & WOLOSKY LLP
                               65 EAST 55TH STREET
                            NEW YORK, NEW YORK 10022
                                 (212) 451-2300

                                   ----------

 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT
                (Approximate Date of Proposed Sale to the Public)

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of
1933, check the following box. [X]

                                   SIGNATURES

     In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and authorized this registration statement to be signed on its behalf by the undersigned, in the city of San
Francisco, State of California, on July 26, 2006.

                                       HANDHELD ENTERTAINMENT, INC.

                                       By: /s/ Jeff Oscodar
                                           -------------------------------------
                                           Jeff Oscodar
                                           President and Chief Executive Officer

     In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

----------------------

/s/ Jeff Oscodar         President, Chief Executive        July 26, 2006
----------------------   Officer and Director (Principal
Jeff Oscodar             Executive Officer)

/s/ William J. Bush      Chief Financial                   July 26, 2006
----------------------   Officer (Principal Financial
William J. Bush          and Accounting Officer)

*                        Director                          July 26, 2006
----------------------
Carl Page

*                        Director                          July 26, 2006
----------------------
Bill Keating

*                        Director                          July 26, 2006
----------------------
Geoff Mulligan

*                        Director                          July 26, 2006
----------------------
Nathan Schulhof

*    Signed by Jeff Oscodar as attorney-in-fact

                                  EXHIBIT INDEX

EXHIBIT
 NUMBER   DESCRIPTION
-------   ----------------------------------------------------------------------
2.1       Agreement of Merger and Plan of Reorganization, dated as of February
          10, 2006, by and among the Company, HHE Acquisition, Inc. and Handheld
          Entertainment, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the SEC on
          February 13, 2006)

3.1       Certificate of Incorporation of the Company (incorporated herein by reference to Exhibit 3.1 to the Company's Current Report on Form 8-K
          filed with the SEC on February 8, 2006)

3.2       Certificate of Amendment to Certificate of Incorporation of the
          Company, changing name to Handheld Entertainment, Inc. (incorporated herein by reference to Exhibit 3.2 to the Company's Current Report on
          Form 8-K filed with the SEC on February 13, 2006)

3.3       Bylaws of the Company (incorporated herein by reference to Exhibit 3.2 to the Company's Current Report on Form 8-K filed with the SEC on
          February 8, 2006)

5.1**     Opinion of Olshan Grundman Frome Rosenzweig & Wolosky LLP

10.1      Handheld Entertainment, Inc. 2003 Stock Option/Stock Issuance Plan, as
          amended (incorporated herein by reference to Exhibit 10.1 to the
          Company's Current Report on Form 8-K filed with the SEC on February
          13, 2006)

10.2      Form of Private Placement Subscription Agreement (incorporated herein by reference to Exhibit 10.2 to the Company's Current Report on Form
          8-K filed with the SEC on February 13, 2006)

10.3      Form of Handheld Entertainment, Inc. Registration Rights Agreement
          (incorporated herein by reference to Exhibit 10.3 to the Company's
          Current Report on Form 8-K filed with the SEC on February 13, 2006)

10.4      Amended and Restated Security Agreement, dated as of July 31, 2005, by and between Eastech Electronics (Taiwan), Inc. and Handheld
          Entertainment, Inc. (incorporated herein by reference to Exhibit 10.4 to the Company's Current Report on Form 8-K filed with the SEC on
          February 13, 2006)

10.5      Amended and Restated Accounts Receivable Financing and Escrow
          Agreement, dated as of July 31, 2005, by and among Eastech Electronics
          (Taiwan), Inc., Handheld Entertainment, Inc. and Niesar Curls Bartling
          LLP (incorporated herein by reference to Exhibit 10.5 to the Company's
          Current Report on Form 8-K filed with the SEC on February 13, 2006)

10.6      Employment Agreement, dated as of September 1, 2004, by and between
          Handheld Entertainment, Inc. and Jeffrey Oscodar (incorporated herein by reference to Exhibit 10.6 to the Company's Current Report on Form
          8-K filed with the SEC on February 13, 2006)

10.7      Agreement, dated as of January 26, 2006, by and between Nekei, LLC and
          Handheld Entertainment, Inc. (incorporated herein by reference to
          Exhibit 10.7 to the Company's Current Report on Form 8-K filed with the SEC on February 13, 2006)

10.8      Form of Director and Officer Indemnification Agreement (incorporated herein by reference to Exhibit 10.8 to the Company's Current Report on
          Form 8-K filed with the SEC on February 13, 2006)

EXHIBIT
 NUMBER   DESCRIPTION
-------   ----------------------------------------------------------------------

10.9      Letter from Scott Sutherland, dated as of February 10, 2006, resigning as a director and officer of the Company and its direct and indirect subsidiaries (incorporated herein by reference to Exhibit 10.9 to the
          Company's Current Report on Form 8-K filed with the SEC on February
          13, 2006)

10.10     Form of Lockup Agreement (incorporated herein by reference to Exhibit
          10.10 to the Company's Current Report on Form 8-K filed with the SEC on February 13, 2006)

10.11     Placement Agent Agreement, dated January 25, 2006, between Handheld
          Entertainment, Inc. and Newbridge Securities Corporation (incorporated herein by reference to Exhibit 10.1 to the Company's Current Report on
          Form 8-K filed with the SEC on February 24, 2006)

10.12     Form of Placement Agent Warrant (incorporated herein by reference to
          Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the SEC on February 24, 2006)

10.13     Independent Consulting Agreement, effective as of February 1, 2006, between Handheld Entertainment, Inc. and The Del Mar Consulting Group,
          Inc. (incorporated herein by reference to Exhibit 10.13 to the
          Company's Registration Statement on Form SB-2 (Registration No.
          333-133215) filed with the SEC on April 11, 2006)

10.14     Employment Agreement, dated as of June 26, 2006, between Handheld
          Entertainment, Inc. and William J. Bush (incorporated herein by reference to Exhibit 10.14 to Amendment No. 2 to the Company's
          Registration Statement on Form SB-2 filed with the SEC on June 26,
          2006).

10.15     Form of Representatives Warrant (incorporated herein by reference to
          Exhibit 10.15 to Amendment No. 2 to the Company's Registration
          Statement on Form SB-2 filed with the SEC on June 26, 2006).

10.16     Employment Agreement, dated as of June 26, 2006, between Handheld
          Entertainment, Inc. and Jeff Oscodar (incorporated herein by reference to Exhibit 10.16 to Amendment No. 2 to the Company's Registration
          Statement on Form SB-2 filed with the SEC on June 26, 2006).

14**      Code of Ethics

23.1**    Consent of Salberg & Company, P.A.

23.2**    Consent of Olshan Grundman Frome Rosenzweig & Wolosky LLP (included in
          Exhibit 5.1)

24.1**    Power of Attorney (included on signature page)

99.1*     Consent of Dr. Carl Goldfischer

99.2*     Consent of David F. Hadley

99.3*     Consent of Harvey J. Kesner

----------
*    Filed herewith

**   Previously filed